UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 25, 2010

Walter Investment Management Corp.
(Exact name of registrant as specified in its charter)

Maryland	001-13417	13-3950486
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3000 Bayport Drive, Suite 1100 Tampa, Florida	33607
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (813) 421-7605

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 1.01 Entry into a Material Definitive Agreement.

On August 25, 2010, Walter Investment Management Corp. (the “Registrant”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with Marathon Asset Management, L.P. (“Marathon”), Michael O’Hanlon (Marathon and O’Hanlon are referred to herein collectively as the “Sellers”) and Marix Servicing LLC (“Marix”), pursuant to which the Registrant, or a wholly owned direct or indirect subsidiary of the Registrant, will acquire the Marix mortgage servicing business (the “Business”) through the purchase of 100% of Marix’s membership interests outstanding as of the closing of the transaction (the “Acquisition”).

Under the terms of the Purchase Agreement, the purchase price consists of a nominal cash payment at closing and certain earn-out payments which may be payable to the Sellers over the three-year period following the closing (the “Earn-Out”), as well as the repayment to Marathon of certain servicing advances made by Marix, as described below. The Earn-Out, if any, will be the primary consideration to be paid by the Registrant in connection with the Acquisition. Earn-Out payments will be made quarterly at a rate of either 15% or 12% of certain specified revenues (the percentage being dependent upon the source of revenues) generated by the Business each quarter in excess of an agreed-upon threshold, as more thoroughly described in the Purchase Agreement attached hereto and incorporated herein by reference. Marathon will retain its interest in servicing advances made by Marix prior to the closing and will be reimbursed for such advances as they are collected by Marix. The purchase price is subject to a working capital adjustment to be performed during the 60-day period following closing, pursuant to which cash may be paid by the Sellers to Marix, or by Marix to the Sellers, depending on whether the actual working capital of Marix delivered at closing is less than or greater than $750,000.  Both the Earn-Out payments and the working capital adjustment are subject to customary review and dispute resolution procedures under the Purchase Agreement.

The Registrant and Marix have made customary representations and warranties to each other in the Purchase Agreement, and the Sellers have made limited representations and warranties to the Registrant in the Purchase Agreement. The Registrant, Marix and the Sellers have agreed to certain pre-closing covenants, including covenants governing the operation of the Business prior to the closing of the transaction. The closing of the Acquisition is subject to the satisfaction of customary closing conditions, including, among other things (i) subject to certain exceptions and limitations, the accuracy of representations and warranties, (ii) the absence of any litigation prohibiting the closing, and (iii) the receipt of certain consents, including consents from relevant federal and state licensing authorities.

The Purchase Agreement also contains several post-closing covenants, including, without limitation, those regarding confidentiality, tax matters, the employment of current employees of the Business, and general post-closing cooperation obligations.   Marathon has agreed to continue to lend monies following the closing of the transaction to Marix until March 31, 2011 under two, pre-existing servicing advance lines of credit, and Marix will continue to apply reimbursement of certain assets to the servicing lines in accordance with their respective terms. In addition, for a period of three years following the closing of the Acquisition, Marathon and Marix will participate in a strategic relationship which will include, amongst other cooperative efforts to be mutually agreed upon, the establishment of an advisory council for the purpose of fostering an ongoing relationship between Marathon, Marix and the Registrant, and a servicing relationship pursuant to which Marathon will utilize Marix exclusively for the servicing of certain mortgage loans (subject to Marix meeting certain pricing and performance conditions).

Each party has agreed to indemnify the other party against losses to which such party may become subject that are based upon any breach or inaccuracy of any representation or warranty made by a party and certain other breaches or failures to perform under the Purchase Agreement. Certain indemnification obligations of the Sellers are subject to a cap equal to the amount of any Earn-Out payments.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the actual terms of the Purchase Agreement, a copy of which is attached as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The Purchase Agreement has been included in this report in order to provide investors and security holders with information regarding its terms and provisions and is not intended to provide any financial or other factual information about the Registrant or the other parties thereto. In particular, the assertions embodied in the representations and warranties contained in the Purchase Agreement (a) were made solely for the purpose of the Purchase Agreement and are as of specific dates and time periods, (b) were solely for the benefit of the parties to the Purchase Agreement, (c) may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made for the purpose of allocating contractual risk among parties, rather than establishing matters as facts, and (d) may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, investors and security holders should not rely on the representations and warranties in the Purchase Agreement as characterizations of the actual state of facts about any of the parties thereto or any of their respective affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in the Registrant’s public disclosures.

Item 8.01 Other Events.

On August 25, 2010 the Registrant issued a news release announcing the execution of the Purchase Agreement. A copy of the news release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Cautionary Note Regarding Forward-Looking Statements

Some of the statements contained in this Current Report on Form 8-K, including Exhibit 99.1 hereto, constitute forward-looking statements within the meaning of the federal securities laws.  Forward-looking statements typically are identified by use of terms such as “may,” “will,” “should,” “plan,” “expect,” “anticipate,” “estimate,” “believe,” “project,” “forecast,” “objective,” “goal” and similar words, and the opposites of such words, although some forward-looking statements are expressed differently.  Forward-looking statements involve known and unknown risks and uncertainties that exist in the Registrant’s operations and business environment, which may be beyond the Registrant’s control, and which may cause actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements.  All statements other than statements of historical fact are statements that could be forward-looking statements.   Without limiting the generality of the foregoing, readers also are cautioned that the contingent consideration that may be payable by the Registrant or Marix in connection with the Acquisition, as described in Item 1.01 of this Current Report on Form 8-K, should not be construed as an indication or expectation of the future performance of Marix or the Business.  The risks and uncertainties referred to above include, but are not limited to, future economic and business conditions, the loss of key customers or reduction in the contracting of services by any such customers, the failure of the market for the Registrant’s services to continue to develop, the possibility that the Registrant may not be able to integrate or rationalize successfully the business, operations and employees of the acquired business, the inability to manage growth, the effects of competition from a variety of local, regional, national and other mortgage servicers, and other risks detailed from time to time in the Registrant’s filings with the Securities and Exchange Commission (the “SEC”), including its Annual Report on Form 10-K for the year ended December 31, 2009 filed with the SEC on March 2, 2010.  These risks could cause actual results to differ materially from those expressed in any forward-looking statements made by, or on behalf of, the Registrant.  Forward-looking statements represent the judgment of management of the Registrant regarding future events.  Although the Registrant believes that the expectations reflected in such forward-looking statements are reasonable at the time that they are made, the Registrant can give no assurance that such expectations will prove to be correct.  The Registrant assumes no obligation to update any forward-looking statements, and expressly disclaims any obligation to do so, whether as a result of new information, future events or otherwise, unless otherwise required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit
No.	Description
2.1	Securities Purchase Agreement, dated August 25, 2010, by and among Walter Investment Management Corp., Marathon Asset Management, L.P., Michael O’Hanlon and Marix Servicing LLC
99.1	Press Release, dated August 25, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WALTER INVESTMENT MANAGEMENT CORP.

Date: August 25, 2010	By:	/s/ Stuart Boyd

Stuart Boyd, Vice President,
General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit
No.	Description
2.1	Securities Purchase Agreement, dated August 25, 2010, by and among Walter Investment Management Corp., Marathon Asset Management, L.P., Michael O’Hanlon and Marix Servicing LLC
99.1	Press Release, dated August 25, 2010